Summary Prospectus and Prospectus Supplement
Balanced Fund
Summary Prospectus and Prospectus dated March 1, 2025

Core Plus Fund
Diversified Bond Fund
Short Duration Fund
Short Duration Inflation Protection Bond Fund
Summary Prospectuses and Prospectuses dated August 1, 2024

Government Bond Fund
Inflation-Adjusted Bond Fund
Short-Term Government Fund
Summary Prospectuses and Prospectuses dated August 1, 2024

Supplement dated May 31, 2025

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the funds effective December 31, 2025.

The following changes are for Balanced, Core Plus, Diversified Bond, Short Duration, Government Bond, and Short-Term Government.

The following entry is added for Stephen Bartolini in the Portfolio Managers section:

Stephen Bartolini, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024.

The following entry is added for Stephen Bartolini in The Fund Management Team section:

Stephen Bartolini, CFA
Mr. Bartolini, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024. Prior to joining American Century, Mr. Bartolini worked at T. Rowe Price as a portfolio manager and co-head of the Global Interest Rate and Currency strategy team. He has a bachelor’s degree in economics with a minor in statistics from George Washington University and an MBA in finance from the Robert H. Smith School of Business, University of Maryland. He is a CFA charterholder and member of the CFA Institute.

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